SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential, for Use of the Commission Only (as
                  permitted by Rule 14a-6(e)(2)
         / /      Definitive Proxy Statement
         /X/      Definitive Additional Materials
         / /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                  14(a)-12


                       Lone Star Steakhouse & Saloon, Inc.
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                  (Name of Registrant as Specified in Charter)



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      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:



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         (2)      Aggregate number of securities to which transaction applies:

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         (3)      Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



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         (2)      Form, Schedule or Registration Statement no.:


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         (3)      Filing Party:


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         (4)      Date Filed:


                                       -2-
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                       LONE STAR STEAKHOUSE & SALOON, INC.
                                224 EAST DOUGLAS
                                    SUITE 700
                           WICHITA, KANSAS 67202-3414



                       LONE STAR STEAKHOUSE & SALOON, INC.



                                                                    June 2, 2000

Dear Fellow Stockholder:


                                     URGENT!

The Annual Meeting of Lone Star Steakhouse & Saloon, Inc. stockholders is only a week away. Your Board of Directors recommends that stockholders vote FOR Proposals 1, 2 and 3, and AGAINST Proposals 4 and 5.

              TIME IS SHORT, AND YOUR VOTE IS EXTREMELY IMPORTANT!

According to our latest records, we have not yet received your proxy. Remember, your bank or broker cannot vote your shares on several proposals without your specific instructions.

Since time is short and your vote is critical, we have established a method which will enable you to vote by toll-free proxygram. Please follow the simple steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call Innisfree M&A Incorporated, who is assisting us in the solicitation of proxies, toll-free at 888-750-5834.

Very truly yours,

Jamie B. Coulter
Chairman and
Chief Executive Officer


             TOLL-FREE OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                        ARE AVAILABLE TO ASSIST YOU NOW!

                                 [INSTRUCTIONS]

                              [TEXT OF PROXY CARD]